7. **ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.**

This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK:

Bank of America, N.A.

By: ______________________
Authorized Signer

BORROWER(S):

Radiant Logistics, Inc.

By: ______________________
Bohn H. Crain, Chief Executive Officer

Airgroup Corporation

By: ______________________
Bohn H. Crain, Chief Executive Officer

Radiant Logistics Partners, LLC

By: ______________________
Bohn H. Crain, Manager

Radiant Logistics Global Services, Inc.

By: ______________________
Bohn H. Crain, Chief Executive Officer